UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024 (August 27, 2024)

SinglePoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3104 E Camelback Rd #2137 Phoenix, AZ	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 682-7464

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.0001 per share	SING	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 27, 2024, SinglePoint Inc. (the “Company”) received a written notice (the “Deficiency Notification”) from the Listing Qualifications Department (the “Staff”) of The Cboe BZX Exchange, Inc. (“Cboe BZX”) notifying the Company that because the Company had not timely filed its Form 10-Q for the quarter ended June 30, 2024 (the “Form 10-Q”) within the 5-day grace period (as set forth in the Form 12b-25 the Company filed with the Securities and Exchange Commission (“SEC”) on August 15, 2024) as required by Cboe BZX Listing Rule 14.6(c)(1) (the “Timely Filing Requirement”), the Company was again out of compliance with the Timely Filing Requirement.  Information regarding previous notifications from the Staff of deficiencies under Cboe BZX Listing Rules, including prior failures to comply with the Timely Filing Requirement which have since been rectified, can be found in the Company’s Current Reports on Form 8-K (the “Prior 8-Ks”) filed on April 22, 2024, June 10, 2024, June 24, 2024 and July 29, 2024 and, to the extent required, the information in Item 3.01 of each of the prior 8-Ks is incorporated by reference herein.

Pursuant to Cboe BZX Listing Rule 14.12(h), on August 8, 2024, the Company had a hearing (the “Hearing”) before a Hearings Panel to address the deficiencies described in the Prior 8-Ks and to request an extension within which to evidence compliance with the previously identified deficiencies. The Staff has not yet issued a decision in connection with the Hearing.

Since the Deficiency Notification was issued after the Hearing but prior to the Staff’s issuance of their decision, under Cboe BZX Listing Rule 14.12(g)(2), the Company is required to make a written submission to the Cboe BZX that addresses the deficiency identified in the Deficiency Notification by 5 p.m. Eastern Time on September 3, 2024. The Company plans to timely make this written submission and is diligently working on completing the Form 10-Q so that it can be filed as soon as practicable.

Forward-looking Statements

This report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include but are not limited to: any statements regarding: the filing of the Form 10-Q, our ability to regain compliance with the applicable Cboe BZX listing rules and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price.

We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this report should be read as applying mutatis mutandis to every other instance of such information appearing herein.

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SIGNATURES

Pursuant to the requirements of the Stock Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: August 30, 2024	By:	/s/ William Ralston
	Name:	William Ralston
	Title:	Chief Executive Officer

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